UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 13, 2006

Buckeye GP Holdings L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32963	11-3776228
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

5002 Buckeye Road
Emmaus, PA	18049
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On September 13, 2006, the Board of Directors (the “Board”) of MainLine Management LLC (the “General Partner”), the general partner of Buckeye GP Holdings L.P. (the “Partnership”), approved a compensation framework for the independent directors of the General Partner.  Messrs. Hoffman, Leuschen, Shea and Ward will not receive any fees for their service as directors.  Each other director of the General Partner will receive an annual fee of $35,000, plus $1,000 for each Board and committee meeting he attends.  Additionally, the Chairman of the Audit Committee will receive an annual fee of $10,000.

Mr. W. Barnes Hauptfuhrer, who was appointed to the Board and the Audit Committee following the Board’s meeting as described in Item 5.02 hereof, and Mr. Frank S. Sowinski, who was appointed the Chairman of the Audit Committee, are the only directors currently eligible for the compensation described herein.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Following the Board’s meeting on September 13, 2006, Mr. W. Barnes Hauptfuhrer was appointed to the board of directors of the General Partner.  Mr. Hauptfuhrer has also been elected to the audit committee of the General Partner.

Mr. Hauptfuhrer, age 52, is Chairman and Chief Executive Officer of Chapter IV Investors, LLC, an investment firm he founded in February, 2006. He previously served as Co-Head of the Corporate & Investment Banking Division of Wachovia Corporation from September 2001 to May 2004 and served as Senior Executive Vice President of Wachovia Corporation from February 2002 to May 2004.  From May 2004 to February 2006, Mr. Hauptfuhrer was a private investor and a consultant to Wachovia Corporation. Mr. Hauptfuhrer also serves as a director of National Gypsum Company.

There is no arrangement or understanding between Mr. Hauptfuhrer and any other persons pursuant to which he was appointed as a director.  There are no relationships between Mr. Hauptfuhrer and the General Partner or the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A news release announcing the election of Mr. Hauptfuhrer is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01                                               Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           New Release dated September 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MAINLINE MANAGEMENT LLC,
its General Partner

By:	/s/ STEPHEN C. MUTHER
Stephen C. Muther
Senior Vice President—Administration,
General Counsel and Secretary

Dated: September 13, 2006

Exhibit Index

Exhibit

99.1	New Release dated September 13, 2006